Summary of Principal Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Principal Accounting Policies

2. Summary of Principal Accounting Policies

(a) Basis of Presentation

The consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Principles of Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and consolidated VIE. All inter-company transactions and balances have been eliminated upon consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power or has the power to: appoint or remove the majority of the members of the board of directors; cast a majority of votes at the meeting of the board of directors; or govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

US GAAP provides guidance on the identification and financial reporting for entities over which control is achieved through means other than voting interests, which requires certain VIEs to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Group evaluates each of its interests in private companies to determine whether or not the entity is a VIE and, if so, whether the Group is the primary beneficiary of such VIE. If deemed the primary beneficiary, the Group consolidated the VIE.

As foreign-invested companies engaged in insurance brokerage business are subject to stringent requirements compared with Chinese domestic enterprises under the current PRC laws and regulations, the Company’s PRC subsidiary, Shanghai Noah Rongyao Investment Consulting Co., Ltd. (“Noah Rongyao”), and its subsidiaries, as foreign-invested companies, do not meet all such requirements and therefore none of them is permitted to engage in the insurance brokerage business in China. Therefore, the Founders decided to conduct the insurance brokerage business in China through Noah Investment and its subsidiaries which are PRC domestic companies beneficially owned by the Founders.

Since the Company does not have any equity interests in Noah Investment, in order to exercise effective control over its operations, the Company, through its wholly owned subsidiary Noah Rongyao, entered into a series of contractual arrangements with Noah Investment and its shareholders, pursuant to which the Company is entitled to receive effectively all economic benefits generated from Noah Investment shareholders’ equity interests in it. These contractual arrangements include: (i) a Power of Attorney under which each shareholder of Noah Investment has executed a power of attorney to grant Noah Rongyao or its designee the power of attorney to act on his or her behalf on all matters pertaining to Noah Investment and to exercise all of his or her rights as a shareholder of the Company, (ii) an Exclusive Option Agreement under which the shareholders granted Noah Investment or its third-party designee an irrevocable and exclusive option to purchase their equity interests in Noah Investment when and to the extent permitted by PRC law, (iii) an Exclusive Support Service Agreement under which Noah Investment engages Noah Rongyao as its exclusive technical and operational consultant and under which Noah Rongyao agrees to assist in arranging the financial support necessary to conduct Noah Investment’s operational activities, (iv) a Share Pledge Agreement under which the shareholders pledged all of their equity interests in Noah Investment to Noah Rongyao as collateral to secure their obligations under the agreement, and (v) a Free-Interest Loan Agreement under which each shareholder of Noah Investment entered into a loan agreement with Noah Rongyao for their respective investment in the equity interests in Noah Investment. The total amount of interest-free loans extended to the Founders is RMB27 million (approximately $3.6 million) which has been injected into Noah Investment. The Founders of Noah Investment effectively acted as a conduit to fund the required capital contributions from the Company into Noah Rongyao, are non-substantive shareholders and received no consideration for entering into such transactions. Under the above agreements, the shareholders of Noah Investment irrevocably granted Noah Rongyao the power to exercise all voting rights to which they were entitled. In addition, Noah Rongyao has the option to acquire all of the equity interests in Noah Investment, to the extent permitted by the then-effective PRC laws and regulations, for nominal consideration. Finally, Noah Rongyao is entitled to receive service fees for certain services to be provided to Noah Investment.

The Exclusive Option Agreement and Power of Attorney Agreements provide the Company effective control over the VIEs, while the equity pledge agreements secure the equity owners’ obligations under the relevant agreements. Because the Company, through Noah Rongyao, has (i) the power to direct the activities of Noah Investment that most significantly affect the entity’s economic performance and (ii) the right to receive substantially all of the benefits from Noah Investment, the Company is deemed the primary beneficiary of Noah Investment. Accordingly, the Group has consolidated the financial statements of Noah Investment since its inception. The aforementioned contractual agreements are effectively agreements between a parent and a consolidated subsidiary, neither of which is accounted for in the consolidated financial statements (i.e. a call option on subsidiary shares under the Exclusive Option Agreement or a guarantee of subsidiary performance under the Share Pledge Agreement) or are ultimately eliminated upon consolidation (i.e. service fees under the Exclusive Support Service Agreement or loans payable/receivable under the Loan Agreement).

The Company believes that Noah Rongyao’s contractual arrangements with the VIE and its shareholders are in compliance with existing PRC laws and regulations and are legally enforceable. However, uncertainties exist regarding the interpretation and application of relevant PRC laws and regulations and the PRC legal system could limit the Company’s ability to enforce these contractual arrangements in the event that the consolidated VIE or its shareholders fail to meet their contractual obligations. In addition, if the shareholders of the VIE were to reduce their interest in the Company, their interests may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms.

There are no consolidated VIE’s assets that are collateral for the VIE’s obligations and can only be used to settle the VIE’s obligations.

The following amounts of Noah Investment and its subsidiaries were included in the Group’s consolidated financial statements as of and for the years ended:

	As of December 31,
	2010	2011
	$	$
Cash and cash equivalents	15,122,894	2,666,520
Restricted cash	75,758	79,442
Short-term investments	2,272,727	—
Accounts receivable, net of allowance for doubtful accounts	124,037	104,793
Other current assets	2,178,613	9,900,401
Deferred tax assets	120,113	423,704
Property and equipment, net	269,035	846,202
Other non-current assets	124,666	77,911

Total assets	20,287,843	14,098,973

Accrued payroll and welfare expenses	418,441	171,725
Income tax payable	593,696	—
Current uncertain tax position liabilities	—	322,378
Other current liabilities	4,992,527	121,485
Non-current uncertain tax position liabilities	1,364,122	1,004,714

Total liabilities	7,368,786	1,620,302

	As of December 31,
	2009	2010	2011
	$	$	$
Net revenues	8,913,558	4,158,482	2,417,148
Operating cost and expenses	(4,093,840)	(2,532,972)	(4,011,731)
Other income	440,156	269,440	159,745
Net income (loss) attributable to Noah Shareholders	4,823,402	1,387,515	(1,038,704)
Cash flows from (used in) operating activities	4,429,511	5,829,563	(14,752,747)
Cash flows provided by (used in) investing activities	(1,607,739)	(836,028)	1,672,07
Cash flows from financing activities	—	—	—

(c) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ materially from such estimates. Significant accounting estimates reflected in the Group’s consolidated financial statements include the allowance for accounts receivable, assumptions used to determine the liability for uncertain tax positions, assumptions related to the valuation of share-based compensation, including the estimated fair value of the Company and its ordinary shares and related forfeiture rates .

(d) Concentration of Credit Risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable and investments. All of the Group’s cash and cash equivalents and investments are held with financial institutions that Group management believes to be high credit quality. In addition, the Group’s investment policy limits its exposure to concentrations of credit risk.

Substantially all revenues were generated within China.

The following table summarizes third-party product providers or underlying corporate borrowers which accounted for 10% or more of total revenues.

	Revenues
	Years Ended December 31,
	2009	2010	2011
	$	$	$
A	1,749,521	*	*
B	*	6,485,735	*

*	Less than 10% in the stated periods.

(e) Investments in Affiliates

Affiliated companies are entities over which the Group has significant influence, but which it does not control. The Group generally considers an ownership interest of 20% or higher to represent significant influence. Investments in affiliates are accounted for by the equity method of accounting. Under this method, the Group’s share of the post-acquisition profits or losses of affiliated companies is recognized in the income statement and its shares of post-acquisition movements in other comprehensive income are recognized in other comprehensive income. Unrealized gains on transactions between the Group and its affiliated companies are eliminated to the extent of the Group’s interest in the affiliated companies; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Group’s share of losses in an affiliated company equals or exceeds its interest in the affiliated company, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the affiliated company. An impairment loss is recorded when there has been a loss in value of the investment that is other than temporary. The Group has not recorded any impairment losses in any of the periods reported.

The Group, through its wholly owned subsidiary Tianjin Gefei Asset Management Co., Ltd. invested in four private equity funds established in 2010 (Tianjin Gefeixin Equity Investment Partnership, Tianjin Gefeitaimei Equity Investment Partnership, Tianjin Geifeijiye Equity Investment Partnership, and Tianjin Gefeixinye Equity Investment Partnership) and three additional private equity funds newly established in 2011 (Tianjin Gefeijia’an Equity Investment Partnership, Tianjin Gefeijiahui Equity Investment Partnership and Tianjin Geifeijinyong Equity Investment Partnership), by holding 1% to 5% equity interests as a limited partner in those funds. The Group also serves as the general partner of those funds. These affiliates are subject to investment company accounting under AICPA Investment Company guidelines, and are accounting for their investments in investee companies at fair value. Accordingly, under the equity method of accounting, the Group records its proportionate share of the change in fair value of these affiliates in its consolidated results of operations. In May 2011, Tianjin Gefei Asset Management Co., Ltd injected RMB 4.0 million (approximately $0.6 million) into Kunshan Jingzhao Equity Investment Management Limited (“Kunshan Jingzhao”), a newly setup joint venture, for 40% of the equity interest in Kunshan Jingzhao. Kunshan Jingzhao principally engages in real estate fund management businesses.

The Group accounts for these investments using the equity method of accounting due to the fact that the Company has significant influence on these funds and Kunshan Jingzhao. The Group recorded investments in affiliates of $859,982 and $2,434,689 as of December 31, 2010 and 2011, respectively and losses from equity in affiliates of $25,137 and $ 21,347 for the years ended December 31, 2010 and 2011, respectively.

(f) Internal-use Software

        Certain direct development costs associated with internal use software are capitalized and mainly include payroll costs for employees devoting time to the software projects principally related to software coding, system interface design and installation and software testing. The capitalized costs are amortized using the straight-line method over an estimated life of two to four years, from the date when the asset is substantially ready for use. Costs related to preliminary project activities and post implementation activities are expensed as incurred.

(g) Fair Value of Financial Instruments

The Group records certain of its financial assets and liabilities at fair value on a recurring basis. Fair value reflects the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability.

The Group applies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The hierarchy is as follows:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model- derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to asset or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Group believes the fair value of its financial instruments, principally cash and cash equivalents, restricted cash, accounts receivable and short-term investments approximate their recorded values due to the short-term nature of the instruments or interest rates, which are comparable with current rates. The fair value of the Group’s long-term investments was $4,738,051 and $2,030,044 as of December 31, 2010 and 2011, respectively. The fair value was estimated using discounted cash flow technique based on market yield for investments with similar terms on the valuation dates.

(h) Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and which have original maturities of three months or less when purchased.

(i) Restricted Cash

The Group’s restricted cash primarily represents cash deposits required by China Insurance Regulatory Commission for entities engaging in insurance agency or brokering activities in China. Such cash cannot be withdrawn without the written approval of China Insurance Regulatory Commission.

(j) Investments

The Group invests in marketable equity securities and trust fund securities. Marketable equity securities that are bought and held principally for the purpose of selling them in the near term, are classified as trading securities and are reported at fair value with changes in fair value recognized in earnings.

Trust fund securities have a stated maturity and pay a fixed return on the amount invested. Such investments are either not permitted to be redeemed early or are subject to penalty for redemption prior to maturity. The Group classifies these investments as held-to-maturity as it has both the positive intent and ability to hold them until maturity. Trust fund security investments are recorded at amortized cost and are classified as long-term until their contractual maturity date is less than one year, at which time they are classified as short-term.

The Group reviews its investments for other-than-temporary impairment based on the specific identification method and considers available quantitative and qualitative evidence in evaluating potential impairment. If the cost of an investment exceeds the investment’s fair value, the Group considers, among other factors, general market conditions, government economic plans, the duration and the extent to which the fair value of the investment is less than cost and the Group’s intent and ability to hold the investment to determine whether other-than-temporary impairment has occurred.

The Group recognizes other-than-temporary impairment in earnings if it has the intent to sell the debt security or if it is more-likely-than-not that it will be required to sell the debt security before recovery of its amortized cost basis. Additionally, the Group evaluates expected cash flows to be received and determines if credit-related losses on debt securities exist, which are considered to be other-than-temporary, should be recognized in earnings.

If the investment’s fair value is less than the cost of an investment and the Group determines the impairment to be other-than-temporary, the Group recognizes an impairment loss based on the fair value of the investment. To date, the Group has not recorded an other-than-temporary impairment.

(k) Property and Equipment, net

Property and equipment is stated at cost less accumulated depreciation, and is depreciated using the straight-line method over the following estimated useful lives:

Estimated Useful Lives in Years
Leasehold improvements	Shorter of the lease term or expected useful life
Furniture, fixtures, and equipment	3 – 5 years
Motor Vehicles	5 years
Software	2 – 5 years

Gains and losses from the disposal of property and equipment are included in income from operations.

(l) Revenue Recognition

The Group derives revenue primarily from one-time commissions and recurring service fees paid by third-party product providers or underlying corporate borrowers.

The Group recognizes revenues when there is persuasive evidence of an arrangement, service has been rendered, the sales price is fixed or determinable and collectability is reasonably assured. Prior to a client’s purchase of a wealth management product, the Group provides the client with a wide spectrum of consultation services, including product selection, review, risk profile assessment and evaluation and recommendation for the client. Revenues are recorded, net of sales related taxes and surcharges.

One-time Commissions

The Group enters into one-time commission agreements with third-party product providers or underlying corporate borrowers, which specifies the key terms and conditions of the arrangement. Such agreements do not include rights of return, credits or discounts, rebates, price protection or other similar privileges. Upon establishment of a wealth management product, the Group earns a one-time commission from third-party product providers or underlying corporate borrowers, calculated as a percentage of the wealth management products purchased by its clients. The Group defines the “establishment of a wealth management product” for its revenue recognition purpose as the time when both of the following two criteria are met: (1) the Group’s client has entered into a purchase or subscription contract with the relevant product provider and, if required, the client has transferred a deposit to an escrow account designated by the product provider and (2) the product provider has issued a formal notice to confirm the establishment of a wealth management product. Revenue is recorded upon the establishment of the wealth management product, when the provision of service concludes and the fee becomes fixed and determinable, assuming all other revenue recognition criteria have been met, and there are no future obligations or contingencies. Certain contracts require a portion of the payment be deferred until the end of the wealth management products’ life or other specified contingency. In such instances, the Group defers the contingent amount until the contingency has been resolved. A small portion of the Group’s one-time commission arrangements require the provision of certain after sales activities, which primarily relate to disseminating information to clients related to investment performance. The Group accrues the estimated cost of providing these services, which are inconsequential, when the one-time commission is earned as the services to be provided are substantially complete. The Group has historically completed the after sales services in a timely manner and can reliably estimate the remaining costs.

Recurring Service Fees

Recurring service fees from third-party product providers are dependent upon the type of wealth management product the Group’s client purchased and are calculated as either (i) a percentage of the total value of investments in the wealth management products purchased by the Group’s clients, calculated at the establishment date of the wealth management product or (ii) as a percentage of the fair value of the total investment in the wealth management product, calculated daily. As the Group provides these services throughout the contract term, for either method of calculation, revenue is recognized on a daily basis over the contract term, assuming all other revenue recognition criteria have been met. Recurring service agreements do not include rights of return, credits or discounts, rebates, price protection or other similar privileges.

Multiple Element Arrangements

The Group enters into multiple element arrangements when a third-party product provider or underlying corporate borrowers engages it to provide both wealth management marketing and recurring services. The Group has vendor specific objective evidence of fair value for its wealth management marketing services as it provides such services on a stand-alone basis. The Group has not sold its recurring services on a stand-alone basis. However, the fee to which the Group is entitled is consistently priced at a fixed percentage of the management fee obtained by the fund managers irrespective of the fee obtained for the wealth management marketing services. As such, the Group has established fair value as the fixed percentage in such arrangements and believes it represents their best estimate of the selling price at which they would transact if the recurring services were sold regularly on a stand-alone basis. The Group allocates arrangement consideration based on fair value, which is equivalent to the percentages charged for each of the respective units of accounting, as described above. Revenue for the respective units of accounting is also recognized in the same manner as described above. If the estimated selling price for recurring services increased (or decreased) by 1%, the revenue allocated to this revenue element would increase (decrease) by 0.1% to 0.5%.

(m) Business Tax and Related Surcharges

The Group is subject to business tax, education surtax, and urban maintenance and construction tax, on the services provided in the PRC. Business tax and related surcharges are primarily levied based on revenues at rates ranging from 5.35% to 5.65% and are recorded as a reduction of revenues.

(n) Cost of Revenues

Cost of revenue includes salaries and performance-based commissions of relationship managers and expenses incurred in connection with product-specific client meetings and other events.

(o) Income Taxes

Current income taxes are provided for in accordance with the relevant statutory tax laws and regulations.

Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Group, it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they do not relate to a specific asset or liability.

The Group recognizes a tax benefit associated with an uncertain tax position when, in the management’s judgment, it is more likely than not that the position will be sustained upon examination by a taxing authority. For a tax position that meets the more-likely-than-not recognition threshold, the Group initially and subsequently measures the tax benefit as the largest amount that the Group judges to have a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority. The liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of tax audits, case law developments and new or emerging legislation. Such adjustments are recognized entirely in the period in which they are identified. The effective tax rate for the Group includes the net impact of changes in the liability for unrecognized tax benefits and subsequent adjustments as considered appropriate by management. The Group classifies applicable interest and penalties recognized on the liability for unrecognized tax benefits as income tax expense.

(p) Share-Based Compensation

The Group recognizes share-based compensation based on the fair value of equity awards on the date of the grant, with compensation expense recognized using a straight-line vesting method over the requisite service periods of the awards, which is generally the vesting period. The Group estimates the fair value of share options granted using the Black-Scholes option pricing model. The expected term represents the period that share-based awards are expected to be outstanding, giving consideration to the contractual terms of the share-based awards, vesting schedules and expectations of future employee exercise behavior. The computation of expected volatility is based on a combination of the Group’s own historical stock price volatility, historical and implied volatility of comparable companies from a representative peer group based on industry. Management estimates expected forfeitures and recognizes compensation costs only for those share-based awards expected to vest. Amortization of share-based compensation is presented in the same line item in the consolidated statements of operations as the cash compensation of those employees receiving the award.

(q) Government Grants

Government subsidies include cash subsidies received by the Group’s entities in the PRC from local governments for general corporate purposes. Such subsidies allow the Group full discretion in utilizing the funds and are generally provided as incentives for investing in certain local districts. Cash subsidies of $230,547, $172,737 and $562,333 are included in other operating income for the years ended December 31, 2009, 2010 and 2011, respectively. Cash subsidies are recognized when received and when all the conditions for their receipt have been satisfied.

(r) Net Income per Share

Basic net income per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of common shares outstanding during the period. For the years ended December 31, 2009 and 2010, the Group determined that its Series A convertible redeemable preferred shares were participating securities as they participated in undistributed earnings on the same basis as the ordinary shares. Accordingly, the Group used the two-class method of computing basic earnings per share.

Diluted net income per share is computed by giving effect to all potential dilutive shares, including non-vested restricted shares, options and Series A convertible redeemable preferred shares. For the years ended December 31, 2009 and 2010, diluted net income per share is computed using the more dilutive of the two-class method or the if-converted method.

(s) Operating Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Certain of the Group’s facility leases provide for a free rent period. Payments made under operating leases are charged to the consolidated statements of operations on a straight-line basis over the lease period.

(t) Foreign Currency Translation

The functional currency of the Company is the United States dollar (“U.S. dollar”) and is used as the reporting currency of the Group. Monetary assets and liabilities of the Group’s PRC entities denominated in currencies other than the U.S. dollar are translated into U.S. dollar at the rates of exchange ruling at the balance sheet date. Equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as foreign currency translation adjustment and are shown as a separate component of other comprehensive income in the consolidated statements of changes in equity and comprehensive income.

The financial records of the Group’s PRC entities are maintained in local currencies other than the U.S. dollar, such as Renminbi (“RMB”), which are their functional currencies. Transactions in other currencies are recorded at the rates of exchange prevailing when the transactions occur.

(u) Comprehensive Income

Comprehensive income includes all changes in equity except those resulting from investments by owners and distributions to owners. For the years presented, total comprehensive income included net income and foreign currency translation adjustments.

(v) Reclassification

Amounts in the prior years’ consolidated financial statements are reclassified whenever necessary to conform to the current year’s presentation.

(w) Recently Issued Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04. The ASU is the result of joint efforts by the FASB and the International Accounting Standards Board (“IASB”) to develop a single, converged fair value framework — that is, converged guidance on how (not when) to measure fair value and on what disclosures to provide about fair value measurements. Thus, there are few differences between the ASU and its international counterpart, IFRS 13. While the ASU is largely consistent with existing fair value measurement principles in U.S. GAAP, it expands ASC 820’s existing disclosure requirements for fair value measurements and makes other amendments. Many of these amendments were made to eliminate unnecessary wording differences between U.S. GAAP and IFRSs. However, some could change how the fair value measurement guidance in ASC 820 is applied. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Early adoption is not permitted. The Group does not believe the adoption of the ASU will have any significant impact on its consolidated financial statements.

On June 16, 2011, the FASB issued ASU 2011-05, which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220 and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The ASU does not change the items that must be reported in other comprehensive income. With the exception of the indefinite deferral of the provisions that require entities to present, in both net income and OCI, adjustments of items that are reclassified from OCI to net income, for public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. The amendments do not require incremental disclosures in addition to those required by ASC 250 or any transition guidance. The Group does not believe the adoption of the ASU will have any significant impact on its consolidated financial statements.

On December 23, 2011, the FASB issued ASU 2011-12, which indefinitely deferred certain provisions of ASU 2011-05 that required entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented (for both interim and annual financial statements). During the deferral period, entities would be required to comply with all existing requirements for reclassification adjustments in ASC 220. The effective date of ASU 2011-12 is the same as that for the unaffected provisions of ASU 2011-05. The Group does not believe the adoption of the ASU will have any significant impact on its consolidated financial statements.